Exhibit 10.26

[COPYTELE, INC. LETTERHEAD]

January 12, 2011

Videocon Industries Limited
2nd Floor, Fort House, D.N. Road
Fort, Mumbai 400 001 (INDIA)
Attention:	Venugopal N. Dhoot, Director
Naveen Mandhana, Sr. Vice President

Dear Sirs:

With respect to the installments of the Technology Transfer Fee scheduled to be paid by February 16, 2009, November 16, 2009 and August 16, 2010, under the Amended and Restated Technology License Agreement between Videocon Industries Limited (“Videocon”) and CopyTele, Inc. (“CopyTele”), dated May 16, 2008 (the “License Agreement”), CopyTele hereby waives the February 16, 2009, November 16, 2009 and August 16, 2010 due dates for such installment payments on the condition (i) that Videocon make an additional payment of such installments of $300,000 no later than March 1, 2011, and (ii) that Videocon and CopyTele agree upon a mutually acceptable payment schedule for the balance of such installments prior to April 15, 2011.  Except as specifically set forth herein, all terms and conditions of the License Agreement shall remain unchanged and shall continue to be valid and binding upon the parties thereto.

Sincerely,

COPYTELE, INC.

By:	/s/ Denis A. Krusos
Denis A. Krusos
Chairman and C.E.O.